EXHIBIT 10.38

JACK HENRY & ASSOCIATES, INC.
2005 NON-QUALIFIED STOCK OPTION PLAN

Adopted by the Stockholders November 1, 2005
(Amended and Restated May 9, 2008)

     Jack Henry & Associates, Inc. (the "Company"), a Delaware corporation, hereby formulates and adopts the following 2005 Non-Qualified Stock Option Plan (the "Plan") for non-employee directors of the Company.

     1.     Purpose. The purpose of the Plan is to obtain for the Company the benefits of the additional incentive inherent in the ownership of Common Stock, $.01 par value per share, of the Company ("Common Stock"), by selected non-employee directors of the Company who are important to the success and the growth of the business of the Company, to help the Company retain the services of such persons, and to compensate such persons for their service on the Board of Directors.

     2.     Stock Option Committee. The Board of Directors of the Company shall appoint from among its members a Non-Qualified Stock Option Committee (the "Committee"), consisting of no fewer than two directors, none of whom shall be eligible to participate under the Plan. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

     3.     Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of Common Stock subject at any one time to options granted under the Plan plus the number of such shares then outstanding pursuant to exercises of options granted under the Plan shall not exceed an aggregate of 700,000 shares. If and to the extent that options granted under the Plan terminate or expire in accordance with paragraph 8 without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options, provided that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

     There shall be reserved at all times for sale under the Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

     Shares transferred by the Company upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury, or both.

     4.     Administration. The Committee shall have the authority and responsibility, within the limitations of the Plan, as amended or modified from time to time, to calculate the "fair market value" of shares subject to grant in accordance with paragraph 7, the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for administering the Plan.

     Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors or the Executive Committee thereof; provided, however, that such powers and functions of the Committee may be exercised by the Board of Directors or the Executive Committee, as the case may be, only if, at the time of such exercise, a majority of the members of the entire Board of Directors or the Executive Committee, as the case may be, and a majority of the directors acting in the particular matter, are not eligible to participate under the Plan.

     5.     Eligible Participants. Options may be granted under the Plan only to non-employee directors of the Company. A "non-employee director" shall mean a director who is not at the time of the grant to him of any option under the Plan, or at any time within one year prior thereto, an employee of the Company or its subsidiaries. A non-employee director receiving any option under the Plan is hereinafter referred to as an "Optionee".

     6.     Grant of Options.

      (a)     Annual Grants. On the third business day following the day of each annual meeting of the stockholders of the Company, each non-employee director shall automatically and without further action of the Board or the Committee be granted a non-statutory stock option (a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986) to purchase 10,000 shares of Common Stock, subject to adjustment and substitution as set forth below. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee director to be granted an option for 10,000 shares (or the number of adjusted or substituted shares), then each non-employee director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee directors, disregarding any fractions of a share.

      (b)     Grant Limitation. Notwithstanding any other provision of this Plan, no non-employee director may be granted options to purchase more than 100,000 shares of Common Stock pursuant to the Plan.

     7.     Price.

      (a)     The option price of each share of Common Stock purchasable under any option granted under the Plan shall be 100% of the "fair market value" thereof at the time the option is granted.

      (b)     The option price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below: (1) full payment by certified check payable to the Company; (2) full payment in shares of Common Stock having a fair market value on the Exercise Date (as such term is defined below) equal to the option price, which shares shall have been held for more than six months by the individual; (3) any combination of certified check payable to the Company and/or shares of Common Stock valued at fair market value on the Exercise Date, equal in the aggregate to the option price; or (4) by a "net exercise" arrangement pursuant to which the Company will not require a payment of the option price but will reduce the number of shares of common stock issued upon the exercise by the largest number of whole shares that has a fair market value on the Exercise Date that does not exceed the aggregate option price. With respect to any remaining balance of the aggregate option price, the Company will accept a cash payment from the Optionee. For purposes of this subsection (b), the Exercise Date shall be the date on which written notice of the exercise of the option is delivered to the Company, together with payment of the option price for the purchased shares.

      (c)     The "fair market value" of a share on a particular date shall be: (1) if shares of Common Stock are listed on such date on one or more national securities exchanges, the last reported sale price of a share on such date as recorded on the composite tape system or if such system does not cover the Common Stock, the last reported sale price of a share on such date on the principal national securities exchange on which shares of the Common Stick are listed, or if no sale of Common Stock took place on such date, the last reported sale price of a share on the most recent day on which a sale of a share took place as recorded by such exchange, as the case may be; or (2) if Common Stock is not listed on such date on any national securities exchange, the mean between the last closing bid and asked quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and asked quotations of a share), as reported by the OTC Bulletin Board, or other similar service selected by the Board of Directors or the Committee.

     8.     Exercisability, Vesting and Duration of Options. No option granted under the Plan shall be exercisable until six months after the date of grant. Subject to the foregoing, all options granted under the Plan shall be fully vested and exercisable after the fourth anniversary of the date of the director's first election or appointment to the Board of Directors of the Company (the "Initial Service Date"). For directors who have served less than four continuous years, and subject to the first sentence of this paragraph 8, options granted under the Plan shall vest and become exercisable as follows:

      (a)     with respect to 25% of the shares subject to option, after the expiration of one year from the Initial Service Date;

      (b)     with respect to 50% of the shares subject to option, after the expiration of two years from the Initial Service Date;

      (c)     with respect to 75% of the shares subject to option, after the expiration of three years from the Initial Service Date.

     Provided, however, that any option granted under the Plan shall become exercisable in its entirety upon the Optionee's death, illness, disability or retirement as determined by the Committee; and provided further that no portion of any option not theretofore exercisable shall become exercisable following the removal or termination of the Optionee as a director of the Company, for any reason other than his or her death, illness, disability or retirement as determined by the Committee.

     The unexercised portion of any vested option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (i) the expiration of ten years from the date on which such option was granted; (ii) the expiration of one year following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee or Permitted Transferee (as defined in paragraph 10); or (iii) the surrender by the Optionee or Permitted Transferee to the Company of any such option (whether or not in exchange for any other option).

     9.     Exercise of Options. Options granted under the Plan shall be exercised by the Optionee (or by his executors or administrators, or Permitted Transferee, as provided in paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, specifying a business day, not less than 10 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased and specifying the method of payment of such purchase price. Upon any exercise of an Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Common Stock or by withholding Common Stock to be issued under the Option, as provided in Section 17 hereof.

     Subject to the provisions of paragraph 18, the Company shall cause certificates for the shares so purchased to be delivered to the Optionee or his executors or administrators or Permitted Transferee at its principal business office, against payment of the full purchase price, on the date specified in the notice of exercise.

     10.     Non-Transferability of Options. For the first six months after the date of grant, no option granted under the Plan shall be transferable by the Optionee other than by will, or if the Optionee dies intestate by the laws of descent and distribution. In the event of the Optionee's death, options held by him at death shall thereafter be exercisable, as provided in subparagraph 8(ii), by such person(s) entitled to do so under the will of the Optionee or, if the Optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Optionee.

     Options may be transferred, following the first six months after the date of grant and during the lifetime of an Optionee, to any "Permitted Transferee". Any such options shall remain subject to all of the terms and conditions of this Plan, including but not limited to the provisions on vesting and exercisability set forth in paragraph 8. "Permitted Transferee" shall include members of the immediate family of the Optionee, any trust established for the benefit of the Optionee or the Optionee's immediate family members, or any charity qualified under §501(c)(3) of the Internal Revenue Code. For this purpose, "immediate family member" shall mean the Optionee's spouse, children, step-children, grandchildren and step-grandchildren, and any partnership, corporation, limited liability company or other entity, all the beneficial interests in which are held by the Optionee or immediate family members. Permitted Transferees may only transfer options to other Permitted Transferees of the Optionee. The Company may disregard any transfer of an option which has not been properly registered with the Company or its agents. In the event of the death of a Permitted Transferee who held options at death, such options shall thereafter be exercisable, as provided in subparagraph 8(ii), by such person(s) entitled to do so under the will of the Permitted Transferee, or if such holder shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Permitted Transferee.

     11.     Rights of Optionee. Neither the Optionee nor his Permitted Transferees, executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option granted under the Plan until certificates for such shares shall have been issued upon the exercise of such option.

     12.     Right to Terminate. Nothing in the Plan or in any option granted under the Plan shall confer upon any Optionee the right to continue as a director of the Company or affect the right of the stockholders of the Company to terminate the Optionee as a director at any time, or the right of the Board of Directors to elect or remove directors, subject, however, to the provisions of Delaware law.

     13.     Adjustment of Shares. If any change is made in the shares subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee in or for such shares (including adjustments in the maximum number of shares subject to the Plan and the number of such shares and price per share subject to the Plan and the number of such shares and price per shares subject to outstanding options) as the Committee in its sole discretion shall deem equitable to prevent dilution or enlargement of option rights; provided, however, that in the case of any transaction (or series of transactions carried out within a period of twelve consecutive months) in which the Company is consolidated or merged with another corporation (other than a subsidiary or other affiliated company of the Company), or in which substantially all of the properties or assets of the Company are acquired by another person, firm or corporation (other than one or more subsidiaries or other affiliated companies of the Company), and in which the stockholders of the Company receive, either directly or indirectly, as consideration, cash and/or non-equity securities or a package which does not include an amount of equity securities (as defined in Section 3(a)(11) of the Exchange Act) equal to more than 20% of the aggregate value of such package as conclusively determined by the Committee, the Committee shall, alternatively, have the right to terminate all then outstanding options (in which event such options shall not be subject to the above described adjustments) by causing written notice of such termination to be given to each Optionee not less than 30 days prior to the date on which such consolidation, merger or acquisition is expected to become effective and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such consolidation, merger or acquisition. In providing such notice, the Board of Directors may, in its discretion, with respect to options, waive the restrictions on exercise pursuant to paragraph 8 and permit such option or options to become immediately exercisable. Such notice shall be deemed duly given when delivered personally, or mailed first-class postage prepaid, to each Optionee at his address appearing in the records of the Company, and failure to give such notice to any Optionee, or any defect therein, shall not affect the termination of an option held by any other Optionee.

     14.     Amendment of the Plan. The Board may, from time to time, amend or modify the Plan in all respects, except that without stockholder approval no such amendment or modification may (a) increase the total number of shares reserved for options thereunder (other than an increase merely reflecting an adjustment as described in paragraph 13), (b) change the option price from 100% of the "fair market value" on the date of grant, (c) change the class of non-employee directors eligible to receive options, or (d) extend the period of exercise beyond ten years from the date of grant. Rights and obligations under any option previously granted under the Plan may not be altered or impaired by any such amendment or modification of the Plan except upon consent of the person to whom such option was granted.

     15.     Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the close of business on November 30, 2015. An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such option and right were granted.

     16.     Form of Agreements with Optionees. Subject to the limitations of the Plan as amended or modified from time to time, every option granted under the Plan shall be in such form and shall contain such terms and conditions (which need not be identical) as the Committee, in its discretion, may determine. The rights and obligations under any such form of option granted under the Plan shall not be altered or impaired, except upon consent of the person to whom such option and right were granted.

     17.     Withholding.

      (a)     The Company's obligations to deliver shares of Common Stock upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

      (b)     The Optionee may pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the Common Stock otherwise issuable to the Optionee, Common Stock having a value not greater than the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Optionee. The Committee may require that any shares transferred to the Company have been held or owned by the Optionee for a minimum period of time. The value of Common Stock to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Optionee to have Shares withheld for this purpose must be made prior to the Tax Date, and shall be irrevocable.

     18.     Purchase for Investment. If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require the Optionee, upon any exercise of an option granted hereunder or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to legal counsel for the Company, representing and warranting that his purchase or receipt of shares of Common Stock upon exercise thereof shall be for his own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption.

     The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon exercise of any option granted under the Plan and may issue "stop transfer" instructions to its transfer agent in respect of such shares.

     19.     Listing of Shares and Related Matters. If at any time the Board of Directors shall determine, in its sole discretion, that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or market system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

     20.     Governing Law. The Plan and all options which may be granted under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware from time to time obtaining, without regard to the principles of conflicts of laws which might otherwise apply.

     21.     Gender. Unless the context of the Plan otherwise requires, the masculine, feminine or neuter gender each shall include the other genders and the singular shall include the plural.

     22.     Effective Date of Plan. The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders.

     The foregoing Plan was initially approved and adopted by the Board of Directors on August 26, 2005, and was amended and restated effective May 9, 2008.